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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated February 10, 1999, included in Transaction Network Services, Inc.'s Form 10-K for the fiscal year ended December 31, 1998, and to all references to our firm included in this Registration Statement.

/s/  Arthur Andersen LLP

Vienna, Virginia
September 29, 1999